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                                                                   EXHIBIT 10.15


                      AMENDMENT NO. 1 TO CREDIT AGREEMENT

      THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of January 28, 1999 ("this Amendment"), among

             (i) STONERIDGE, INC., an Ohio corporation (herein, together with its successors and assigns, the "Borrower"):

             (ii) the financial institutions listed on the signature pages hereof (the "Lenders");

             (iii) DLJ CAPITAL FUNDING, INC., as Syndication Agent;

             (iv)  PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent; and

             (v) NATIONAL CITY BANK, a national banking association, as Administrative Agent and Collateral Agent;

     PRELIMINARY STATEMENTS:

     (1) The parties hereto entered into the Credit Agreement, dated as of December 30, 1998 (herein, the "Credit Agreement"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

     (2) The parties hereto desire to amend the terms and provisions of the Credit Agreement to (i) change the time for the commencement of the mandatory prepayments based on Excess Cash Flow, and (ii) correct an error in the amount of the last four Scheduled Repayments of the Term B Loans, all as more fully set forth below.


     NOW, THEREFORE, the parties hereby agree as follows:

     1. The reference in section 5.2(c) of the Credit Agreement to "the fiscal year ended December 31, 1998" is changed to "the fiscal year ended December 31, 1999".

     2. The amount "$30,375,000", which appears in the table in section 5.2(a) of the Credit Agreement as the Scheduled Repayment for Term B Loans on March 31, June 30, September 30 and December 31, 2005, is changed in each such instance to "$30,312,500".

     3. This Amendment shall become effective if and when counterparts hereof shall have been executed by the parties hereto and delivered to the Administrative Agent.

     4. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

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     5. This Amendment shall be binding upon and inure to the benefit of the
Borrower, each Lender and the Agents and their respective permitted successors and assigns. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment may be executed by the parties hereto in one or more counterparts, and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


STONERIDGE, INC.


By:  /s/ Kevin P. Bagby
   -----------------------------
     Kevin P. Bagby
     Vice President-Finance
      & Chief Financial Officer


NATIONAL CITY BANK,                       DLJ CAPITAL FUNDING, INC.
  individually and as Administrative        individually and as Syndication
   Agent and as Collateral Agent             Agent


By: /s/ Michael P. McCuen                 By: /s/ Eric Swanson
   -----------------------------             -----------------------------
     Title: Senior Vice President              Managing Director


PNC BANK, NATIONAL ASSOCIATION,
  individually and as Documentation Agent


By: /s/ Joseph G. Moran
   -----------------------------
     Title: Vice President